EXHIBIT 4.1

[Front of Certificate]

NUMBER                                                                    SHARES

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              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                            WEB STAR TRAINING, INC.**
        AUTHORIZED CAPITAL STOCK 1,000 COMMON SATE NO PAR VALUE PER SHARE
                    (SEE RESTRICTIVE LEGEND ON REVERSE SIDE)

         This Certifies that ______________ is the owner of _________ fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___ day of ________ A.D.____________.

(The certificates bear a graphic of an eagle at the top center of each.)


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[Reverse Side of Certificate]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE DISPOSED OF OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS AND NEITHER THE UNITED STATES SECURITIES AND EXCEPT COMMISSION NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS PASSED ON OR ENDORSED THE MERITS OF THESE SECURITIES.

         For Value received, _______________________________ hereby sell, assign and transfer unto

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PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE      __________________________________________________________________

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
CODE OF ASSIGNEE)   ____________________________________________________________

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______________________________________________________Shares  represented by the
within   Certificate,   and  do  hereby   irrevocably   constitute  and  appoint
________________ ________ Attorney to transfer the said Shares on the books of the within-named Corporation, with full power of substitution in the premises.

Dated___________________                       ___________
                                               In presence of __________________

                                               ---------------------------------

                                               ---------------------------------

[The  following   text  is  placed   vertically  on  the  reverse  side  of  the
certificates]

NOTICE: SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Footnote ** Registrant was initially incorporated under the name WEB STAR TRAINING, INC., then changed its name to ADVANCED KNOWLEDGE, INC. and subsequently changed its name to ADVANCED MEDIA. For a period of time, Registrant will use original WEB STAR TRAINING, INC. stock certificates and strike out the name(s) . and like this and replace it/them with the name ADVANCED MEDIA, INC.